Tom Stallings

CEO

6th Annual West Coast Emerging Growth Conference

March 2010

Forward Looking Statements

Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements.

These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. EasyLink Services International Corporation expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

easylink services

EasyLink Overview

- Global provider of B2B solutions and services that facilitate the electronic exchange of documents and information between enterprises, their trading communities and their customers
- Market leader with over 30 years experience serving 70 of the Fortune 100
- Support 14,000 global customers and manage over 1.5 million transactions a day on our network
- Publicly traded on NASDAQ ("ESIC")
- 290 employees
- Corporate headquarters located in Atlanta, GA

Investment Highlights

- Hosted solutions-as-a-service model is highly scalable and profitable with consistent recurring revenue
- Market leading provider of web-based messaging and supply chain solutions and services
- Global presence with a large and diverse customer base across multiple industries
- Stable Gross and EBITDA margins resulting in strong cash flow and earnings
- Strong balance sheet
- Experienced and proven management team

Global Presence

EasyLink provides local services in 29 foreign countries and 45 international cities around the world



Europe, Middle East, Africa
London
Paris
Columbus, OH
Piscataway, NJ
Norcross, GA
Americas
Dubai UAE
Gurgaon, india
Hong Kong
Mumbai, India
Sydney
Melbourne
Asia Pacific

On Demand Messaging Services



Desktop Messaging
Production Messaging
Document Capture & Management
Workflow Services
Columbus, OH Data Center
BMS Fax/SMTP/Database servers, GMS DR servers, IMS FaxFeps, Web servers, FTP Servers, F5 BigIP, Cisco equipment 7206VXR, PIX 515, 4000 switches, 3650 switches
Piscataway, NJ Data Center
BMS Fax/SMTP/Database servers, GMS NEC, Stratus, IMS Tandem, Web servers, FTP servers, F5 BigIP, Cisco equipment 7206VXR, 6509, 3650, 2611
London, UK Data Center
BMS Fax/SMTP servers, GMS Stratus, Web servers, FTP servers, IMS Tandem, CSP servers, Cisco 7206, Cisco ASA 5520, 3560 switches, Comtext
Remote Nodes
Internet
China Shanghai Access Point
China Beijing Access Point
India Mumbai Fax Servers
Singapore Fax Servers
Japan Tokyo Fax Servers
Thailand Bangkok Fax Servers
Brazil Sao Paolo Fax Servers
Australia Sydney Fax Servers
Philippines Manila Fax Servers
Korea Seoul Fax Servers
Hong Kong Fax Servers

easylink services

Case Study: Pfizer

- Pfizer was looking for a global solution that would help them reduce cost and complexity of their messaging needs with transparent implementation to their employees and business partners
- EasyLink's solution allowed Pfizer to eliminate 20 fax servers, eliminate the need to purchase fax software upgrades and reduce its dedicated IT resources
- Pfizer is now able to track its traffic and recover/allocate costs within its business units/departments
- Service continuity was ensured by transferring Pfizer's existing fax numbers seamlessly into EasyLink's network
- With EasyLink's services, Pfizer estimates it is reducing its fax costs by 50%, saving up to $1 million in the first year

Case Study: UNITED

- United required a cost effective, flexible solution to send more than 20,000 daily flight itineraries via email or fax to customers around the world
- EasyLink created a custom production messaging application that integrated with United's reservation network and guaranteed delivery within seconds of the reservation
- EasyLink created a flexible United web access tool, allowing United's marketing department to make real time changes to marketing announcements and messages provided on the itineraries (customizable by country)
- United was able to consolidate multiple vendors with one provider and reduced their cost by approximately 65% over their previous solution

Global Fax Services Market


$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR = 10.4%
2009
2010
2011
2012
2013

Source: Davidson Consulting, July 2009

Supply Chain Messaging Services


EDI VAN Services
Managed File Transfer
EDI Service Bureau
Secure Email
EDI Managed Services
Telex Services
Web EDI
Suwanee, GA Data Center
ICC.Net, MFT, STS, SCP servers
VMWare 3.5, F5 LTM, Cisco 7206VXR
routers, ASA 5520, 3650 switches
45Mbps
Piscataway, NJ Data Center
ICC.Net DR, TradeGateway, GMS
VMWare 3.5, F5 LTM/GTM, Cisco 7206,
Cisco 6509 & 3650
MPLS
Internet
45Mbps
Columbus, OH Data Center
GMS DR servers, F5 LTM/GTM, Cisco
equipment 7206VXR, PIX 515, 4000
switches, 3650 switches
London, UK Data Center
IBP, GMS Servers
VMWare 3.5, F5 LTM, Cisco 7206,
Cisco ASA 5520, Cisco switches
45Mbps

easylink services

Case Study: Argos

- Home Retail Group is the UK's leading home and general merchandise retailer with sales of $9.3 billion
- Argos sell products under two distinctive and complementary brands – Argos and Homebase – that are household names in the UK
- EasyLink provides outsourced EDI translation and transport services
- This engagement was transformed from a cost center to a revenue stream generating in excess of $350,000 per year
- Suppliers now contract directly with Argos and pay an annual fee for EDI services
- EasyLink's solution allowed Argos to consolidate to one EDI provider

B2B Infrastructure Market



CAGR = 7.0%
($ in millions)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
2012

Source: Gartner, March 2008

Global & Diverse Customer Base

Competitive Landscape

- The on-demand and supply chain messaging markets are highly fragmented with a only a few dominant players
- We maintain a leadership position in each market in which we operate
- Our most prominent competitors include:

Supply Chain Messaging	On-Demand Messaging
Sterling Communications	Premiere Global Services
Seeburger Business Integration	j2 Global Communications
inovis	Graphnet Innovative IT Solutions
GXS	Open Text The Content Experts
SPS commerce	

Corporate Strategy

- Continue to focus on operational excellence and cost containment
  - Maintain strong margins and cash flow
- Maintain a strong balance sheet and continue to deleverage
- Grow internationally through new distribution channels
- Leverage our installed customer base to cross sell our solutions
- Develop and launch new products in growth sectors of the market
  - Managed File Transfer
  - Secure Email
- Pursue strategic acquisitions
  - Complimentary businesses and technology within our existing markets
  - New technology and services in strong growth markets

easylink services

Recent Industry Activity

GXS is in the process of acquiring inovis for $274 million representing 6.1x LTM EBITDA and 2.0x LTM revenue

j2 Global Communications in Feb 2010 acquired selected assets of TrustFax, Quexion, Realty Telecom

SPS commerce filed for an IPO in December 2009 and is planning on raising up to $46 million with 2009 of $37.7 million, 2009 EBITDA of $3.2 million and 2009 net income of $1.2 million

OpenText (The Content Experts) acquired Captaris at the end of 2008 for $131 million representing 1.2x LTM revenue

easylink services

Experienced Management Team

Executive	Title	Experience	Years at EasyLink
Tom Stallings	Chief Executive Officer & Director	IBM, ORACLE	7
Glen Shipley	Chief Financial Officer	Melita, KPMG	6
Terri Deuel	EVP – Product Development	IBM	6
Kevin Maloney	EVP – Global Sales & Marketing	IBM, Check Point Software Technologies Ltd.	3
Chris Parker	EVP – Operations	DataScan, CareCentric, McKesson Empowering Healthcare	5

easylink services

Annual Revenue


($ in thousands)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$92,160
$85,367
$43,623
$42,455
FY 2010E
full year
low - mid
$80,000
$48,537
$42,912
$9,927
$10,571
FY 2008
FY 2009
FY 2010
FY 2010E
On Demand Messaging

Revenue Analysis

Product


Telex
11%
EDI Services
39%
Fax Servcies
40%
DCM & Secure
Email Services
10%

Industry


Oil & Gas
2%
Telecom
4%
Air Delivery &
Freight Services
6%
Insurance
6%
Retail/Distrib.
9%
Mining & Agri.
13%
Fin. Services
17%
Publishing,
Travel & Small
Accounts
20%
Professional
Services
23%

Geography


International
24%
Domestic
76%

International Revenue


Other
27%
United
Kingdom
40%
Japan
11%
France
9%
Germany
4%
Hong Kong
3%
Israel
3%
Brazil
3%

easylink services

All charts based on $83 million of Revenue as for LTM 10/31/09

Annual EBITDA


($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$25,846
$19,026
FY 2010E
full year
$20,000
$4,695
FY 2008
FY 2009
FY 2010

Annual Net Income



($ in thousands)
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
$16,101
FY 2008
FY 2009
($11,512)
FY 2010E
full year
$7.1 - $8.4 million
$1,148
FY 2010

Operating Model

	For the Year Ended 31-Jul-09		For the Three Months Ended 31-Oct-09	Long Term Target
Revenue:				
Supply Chain Messaging	50.3%		51.7%	49% - 51%
On Demand Messaging	49.7%		48.3%	49% - 51%
Total Revenue	100.0%		100.0%	100.0%
Gross Margin - Company	70.0%		70.3%	69% - 71%
Supply Chain Messaging	71.7%		73.6%	69% - 71%
On Demand Messaging	68.4%		66.8%	67% - 69%
Product Development & Enhancement	8.8%		9.1%	8% - 9%
Selling & Marketing	15.6%		15.9%	14% - 16%
General & Administrative	34.6%		35.2%	31% - 33%
Operating Income	11.1%	(1)	10.0%	13% - 15%
Adjusted EBITDA	22.3%		22.9%	23% - 26%
Net Income	NM		5.6%	9% - 11%

(1) excludes goodw ill and intangible charges

easylink services

Balance Sheet Highlights

($ in thousands)

	31-Jan-09	30-Apr-09	31-Jul-09	31-Oct-09
Cash	$11,237	$9,725	$10,972	$14,898
Current Assets	26,479	25,273	26,317	29,965
Total Assets	101,297	98,650	96,317	98,161
Total Debt	41,106	33,905	27,008	27,148
Total Liabilities	52,755	48,767	39,098	39,841
Stockholders' Equity	48,541	49,882	57,219	58,320

easylink services

Investment Highlights

- Hosted solutions-as-a-service model is highly scalable and profitable with consistent recurring revenue
- Market leading provider of web-based messaging and supply chain solutions and services
- Global presence with a large and diverse customer base across multiple industries
- Stable gross and EBITDA margins resulting in strong cash flow and earnings
- Strong balance sheet
- Experienced and proven management team

March 2010